UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 5, 2018
GOPRO, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36514	77-0629474
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3000 Clearview Way, San Mateo, California 94402
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (650) 332-7600
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
 Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On June 5, 2018, GoPro, Inc. (the “Company”) held its 2018 Annual Meeting of Stockholders (the “Meeting”). Present at the Meeting in person or by valid proxy were holders of 79,608,664 shares of Class A Common Stock, and holders of 35,876,108 shares of Class B Common Stock, together representing a total of 438,369,744 votes, or 92.97% of the eligible votes, and constituting a quorum. Holders of the Company’s Class A Common Stock were entitled to one vote for each share held as of the close of business on April 12, 2018 (the “Record Date”) and holders of the Company’s Class B Common Stock were entitled to ten votes for each share held as of the close of business on the Record Date. The Class A Common Stock and Class B Common Stock voted as a single class on all matters. At the Meeting, the Company’s stockholders voted on the following three proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 25, 2018:

1.
To elect seven directors, all of whom are currently serving on our board of directors, each to serve until the next annual meeting of stockholders and until his or her successor has been elected and qualified, or until his or her earlier death, resignation, or removal.

2.	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018.

3.	To approve the amendment to our 2014 Equity Incentive Plan to change the limit on awards that may be made to non-employee directors.

The final results for each of these proposals are as follows:

Proposal 1: Election of Directors.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Nicholas Woodman	383,569,476	1,324,281	53,475,987
Kenneth Goldman	379,151,002	5,742,755	53,475,987
Peter Gotcher	383,768,636	1,125,121	53,475,987
Alexander Lurie	383,850,859	1,042,898	53,475,987
Susan Lyne	383,623,187	1,270,570	53,475,987
Frederic Welts	383,757,818	1,135,939	53,475,987
Lauren Zalaznick	383,624,948	1,268,809	53,475,987

Each of the seven nominees was elected to serve until the next annual meeting of stockholders and until his or her successor has been elected and qualified, or until his or her earlier death, resignation, or removal.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm.

Votes For	Votes Against	Abstentions
435,399,428	1,632,105	1,338,211

The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. There were no broker non-votes on this matter.

Proposal 3: Approval of Amendment to 2014 Equity Incentive Plan.

Votes For	Votes Against	Abstentions
376,725,754	7,987,037	180,966

The stockholders approved the amendment to our 2014 Equity Incentive Plan to change the limit on awards that may be made to non-employee directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

GoPro, Inc.
(Registrant)

Dated: June 6, 2018	By: /s/ Eve T. Saltman
Eve T. Saltman VP, Corporate/Business Development, General Counsel and Corporate Secretary